     As filed with the Securities and Exchange Commission on March 23, 2000

                              Registration No. 333-
                            -------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933

                               MapInfo Corporation
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                      06-1166630
     -------------------------------                    ---------------------
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                    Identification Number)

          One Global View, Troy, New York                        12180
     ----------------------------------------                  ---------
     (Address of Principal Executive Offices)                  (Zip Code)


                            1993 STOCK INCENTIVE PLAN
                            -------------------------
                            (Full title of the Plan)

                               Mark G. Borden, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                          Boston, Massachusetts 02109
                     ---------------------------------------
                     (Name and address of agent for service)


                                 (617) 526-6000
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

===============================================================================

                         CALCULATION OF REGISTRATION FEE
                         -------------------------------

-------------------------------------------------------------------------------------------------
Title of                             Proposed             Proposed maximum      Amount of
securities to       Amount to        maximum offering     aggregate offering    registration
be registered       be registered    price per share      price                 fee
------------------- ---------------- -------------------- --------------------- -----------------
Common Stock,       450,000          $38.625 (1)          $17,381,250 (1)       $4,588.65
$.002 par value
per share
-------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on March 21, 2000 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.
===============================================================================

                     Statement of Incorporation by Reference
                     ---------------------------------------

This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-4268, filed by MapInfo Corporation (the "Registrant") on May 1, 1996, as amended on November 6,
1997 by Post-Effective Amendment No.1, relating to the Registrant's 1993
Stock Incentive Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of New York, on the 23rd day of March, 2000.

                              MAPINFO CORPORATION

                              By:       /s/  D. Joseph Gersuk
                                       -------------------------------------
                                       D. Joseph Gersuk
                                       Executive Vice President and Chief
                                           Financial Officer (Principal
                                           Financial and Accounting Officer)


                                POWER OF ATTORNEY

We, the undersigned officers and directors of MapInfo Corporation, hereby severally constitute and appoint John C. Cavalier, D. Joseph Gersuk and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable MapInfo Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                    Title                        Date
      ---------                    -----                        ----

  /s/Michael D. Marvin      Chairman of the Board               March 23, 2000
----------------------
Michael D. Marvin

  /s/ John C. Cavalier      President, Chief                    March 23, 2000
----------------------       Executive Officer and Director
John C. Cavalier             (Principal Executive Officer)


  /s/ D. Joseph Gersuk      Vice President and Chief            March 6, 2000
----------------------       Financial Officer (Principal
D. Joseph Gersuk             Financial and Accounting
                             Officer)

  /s/ Laszlo C. Bardos      Director                            March 8, 2000
----------------------
Laszlo C. Bardos

  /s/ George C. McNamee     Director                            March 23, 2000
-----------------------
George C. McNamee

  /s/ James A. Perakis      Director                            March 8, 2000
----------------------
James A. Perakis


                                  EXHIBIT INDEX
                                  -------------
Exhibit Number
--------------

4.1 (1)         Certificate of Incorporation of the Registrant

4.2 (2)         By-laws of the Registrant

4.3 (3)         Specimen Stock Certificate of Common Stock of the Registrant

5               Opinion of Hale and Dorr LLP

23.1            Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2            Consent of PricewaterhouseCoopers LLP.

24 Power of Attorney (included on the signature page of this Registration Statement)
--------------

(1) Incorporated herein by reference to the Registrant's Current Report on Form 8-K dated November 6, 1997.

(2) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999.

(3) Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.